Exhibit 99.2
Newell Rubbermaid Inc.
2004- Q2 2006 Proforma Quarterly Segment Sales and Operating Income
Restatement to Reflect the Intended Disposition of the Little Tikes Business
September 11, 2006
The company has updated its segment reporting to reflect the intended disposition of the Little Tikes business, previously reported in the Other segment. The schedule below shows these businesses as part of Discontinued Operations.

	Q1					Q2
2006	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$333.1	$21.3	—	$21.3	6.4%	$403.3	$42.9	—	$42.9	10.6%
Office Products	390.8	32.3	—	32.3	8.3%	579.1	99.9	—	99.9	17.3%
Tools & Hardware	276.8	33.1	—	33.1	12.0%	328.8	53.8	—	53.8	16.4%
Home Fashions	116.6	17.1	—	17.1	14.7%	106.6	14.4	—	14.4	13.5%
Other	225.3	32.7	—	32.7	14.5%	216.3	29.8	—	29.8	13.8%
Corporate	—	(17.6)	—	(17.6)		—	(20.0)	—	(20.0)
Impairment	—	—	—	—		—	—	—	—
Restructuring	—	(9.1)	9.1	—		—	(19.1)	19.1	—

Continuing Operations	1,342.6	109.8	9.1	118.9	8.9%	1,634.1	201.7	19.1	220.8	13.5%

	Q1					Q2					Q3					Q4					Full Year
2005	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$300.3	$12.5	—	$12.5	4.2%	$365.1	$23.1	—	$23.1	6.3%	$375.8	$51.1	—	$51.1	13.6%	$432.9	$21.8	—	$21.8	5.0%	$1,474.1	$108.5	—	$108.5	7.4%
Office Products	332.8	33.5	—	33.5	10.1%	495.5	98.9	—	98.9	20.0%	427.8	59.9	—	59.9	14.0%	457.2	73.7	—	73.7	16.1%	1,713.3	266.0	—	266.0	15.5%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	315.5	49.3	—	49.3	15.6%	318.9	46.3	—	46.3	14.5%	349.5	48.8	—	48.8	14.0%	1,260.3	171.1	—	171.1	13.6%
Home Fashions	97.7	2.3	—	2.3	2.4%	115.0	8.0	—	8.0	7.0%	115.1	16.8	—	16.8	14.6%	119.1	10.2	—	10.2	8.6%	446.9	37.3	—	37.3	8.3%
Other	196.5	17.0	—	17.0	8.7%	202.8	26.0	—	26.0	12.8%	199.0	25.4	—	25.4	12.8%	224.3	35.1	—	35.1	15.6%	822.6	103.5	—	103.5	12.6%
Corporate	—	(9.5)	—	(9.5)		—	(9.7)	—	(9.7)		—	(10.1)	—	(10.1)		—	(16.7)	—	(16.7)		—	(46.0)	—	(46.0)
Impairment	—	—	—	—		—	(31.4)	31.4	—		—	25.2	(25.2)	—		—	5.8	(5.8)	—		—	(0.4)	0.4	—
Restructuring	—	(6.5)	—	(6.5)		—	(0.3)	—	(0.3)		—	(14.6)	—	(14.6)		—	(51.2)	51.2	—		—	(72.6)	51.2	(21.4)

Continuing Operations	1,203.7	76.0	—	76.0	6.3%	1,493.9	163.9	31.4	195.3	13.1%	1,436.6	200.0	(25.2)	174.8	12.2%	1,583.0	127.5	45.4	172.9	10.9%	5,717.2	567.4	51.6	619.0	10.8%

	Q1					Q2					Q3					Q4					Full Year
2004	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin

Cleaning & Organization	$367.4	$13.9	3.2	$17.1	4.7%	$392.0	$11.1	5.2	$16.3	4.2%	$384.8	$29.5	—	$29.5	7.7%	$408.7	$39.3	—	$39.3	9.6%	$1,552.9	$93.8	$8.4	$102.2	6.6%
Office Products	332.8	31.8	—	31.8	9.6%	489.2	95.5	0.3	95.8	19.6%	424.3	61.5	—	61.5	14.5%	439.9	73.2	—	73.2	16.6%	1,686.2	262.0	0.3	262.3	15.6%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	300.3	43.5	3.1	46.6	15.5%	300.6	45.1	—	45.1	15.0%	343.5	50.1	—	50.1	14.6%	1,218.7	181.7	3.1	184.8	15.2%
Home Fashions	103.0	(1.7)	—	(1.7)	(1.7%)	109.5	4.6	—	4.6	4.2%	118.9	8.7	—	8.7	7.3%	109.1	8.2	—	8.2	7.5%	440.5	19.8	—	19.8	4.5%
Other	198.4	18.7	—	18.7	9.4%	200.1	20.1	0.2	20.3	10.1%	190.0	20.8	—	20.8	10.9%	220.3	28.8	—	28.8	13.1%	808.8	88.4	0.2	88.6	11.0%
Corporate	—	(7.4)	—	(7.4)		—	(9.7)	—	(9.7)		—	(10.2)	—	(10.2)		—	(12.0)	—	(12.0)		—	(39.3)	—	(39.3)
Impairment	—	—	—	—		—	(19.4)	19.4	—		—	(244.6)	244.6	—		—	—	—	—		—	(264.0)	264.0	—
Restructuring	—	(6.6)	6.6	—		—	(14.1)	14.1	—		—	(0.4)	0.4	—		—	(7.1)	7.1	—		—	(28.2)	28.2	—

Continuing Operations	1,275.9	91.7	9.8	101.5	8.0%	1,491.1	131.6	42.3	173.9	11.7%	1,418.6	(89.6)	245.0	155.4	11.0%	1,521.5	180.5	7.1	187.6	12.3%	5,707.1	314.2	304.2	618.4	10.8%

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisitions and divestitures

Newell Rubbermaid Inc.
Proforma Quarterly Income Statements
Restatement to Reflect the Intended Disposition of the Little Tikes Business
September 11, 2006
The company has updated its segment reporting to reflect the intended disposition of the Little Tikes business, previously reported in the Other segment. The schedule below shows these businesses as part of Discontinued Operations.

	Q1			Q2
2006	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges

Net Sales	1,342.6	—	1,342.6	1,634.1	—	1,634.1
GROSS MARGIN	432.1	—	432.1	563.0	—	563.0
SG&A	(313.2)	—	(313.2)	(342.2)	—	(342.2)
Impairment	—	—	—	—	—	—
Restructuring	(9.1)	9.1	—	(19.1)	19.1	—
OPERATING INCOME	109.8	9.1	118.9	201.7	19.1	220.8
Non-Operating Expense	(36.2)	—	(36.2)	(37.4)	—	(37.4)
Income Taxes	56.6	(2.0)	54.6	(28.8)	(5.6)	(34.4)

Income from Continuing Operations	130.2	7.1	137.3	135.5	13.5	149.0

Discontinued Operations, net	(75.4)	75.4	—	(16.0)	16.0	—

NET INCOME	54.8	82.5	137.3	119.5	29.5	149.0

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.47	$0.03	$0.50	$0.49	$0.05	$0.54
Diluted	$0.47	$0.03	$0.50	$0.49	$0.05	$0.54

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.27)	$0.27	$—	$(0.06)	$0.06	$—
Diluted	$(0.27)	$0.27	$—	$(0.06)	$0.06	$—

EARNINGS PER SHARE:
Basic	$0.20	$0.30	$0.50	$0.44	$0.11	$0.54
Diluted	$0.21	$0.29	$0.50	$0.43	$0.10	$0.54

Average shares outstanding:
Basic	274.5	274.5	274.5	274.6	274.6	274.6
Diluted	283.3	283.3	283.3	283.6	283.6	283.6

(1)	Charges are related to restructuring and divestitures.

Newell Rubbermaid Inc.
Proforma Quarterly Income Statements
Restatement to Reflect the Intended Disposition of the Little Tikes Business
September 11, 2006
The company has updated its segment reporting to reflect the intended disposition of the Little Tikes business, previously reported in the Other segment. The schedule below shows these businesses as part of Discontinued Operations.

	Q1			Q2			Q3			Q4			Full Year
2005	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges

Net Sales	1,203.7	—	1,203.7	1,493.9	—	1,493.9	1,436.6	—	1,436.6	1,583.0	—	1,583.0	5,717.2	—	5,717.2
GROSS MARGIN	338.4	—	338.4	477.1	—	477.1	462.4	—	462.4	480.2	—	480.2	1,758.1	—	1,758.1
SG&A	(255.9)	—	(255.9)	(281.5)	—	(281.5)	(273.0)	—	(273.0)	(307.3)	—	(307.3)	(1,117.7)	—	(1,117.7)
Impairment	—	—	—	(31.4)	31.4	—	25.2	(25.2)	—	5.8	(5.8)	—	(0.4)	0.4	—
Restructuring	(6.5)	—	(6.5)	(0.3)	—	(0.3)	(14.6)	—	(14.6)	(51.2)	51.2	—	(72.6)	51.2	(21.4)
OPERATING INCOME	76.0	—	76.0	163.9	31.4	195.3	200.0	(25.2)	174.8	127.5	45.4	172.9	567.4	51.6	619.0
Non-Operating Expense	(29.0)	—	(29.0)	(33.3)	—	(33.3)	(33.2)	—	(33.2)	(8.5)	—	(8.5)	(104.0)	—	(104.0)
Income Taxes	48.7	—	48.7	(41.9)	(6.9)	(48.8)	(30.2)	5.1	(25.1)	(33.7)	(16.9)	(50.6)	(57.1)	(18.7)	(75.8)

Income from Continuing Operations	95.7	—	95.7	88.7	24.5	113.2	136.6	(20.1)	116.5	85.3	28.5	113.8	406.3	32.9	439.2

Discontinued Operations, net	(59.1)	59.1	—	(22.5)	22.5	—	(65.1)	65.1	—	(8.3)	8.3	—	(155.0)	155.0	—

NET INCOME	36.6	59.1	95.7	66.2	47.0	113.2	71.5	45.0	116.5	77.0	36.8	113.8	251.3	187.9	439.2

EARNINGS PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.35	$—	$0.35	$0.32	$0.09	$0.41	$0.50	$(0.07)	$0.42	$0.31	$0.10	$0.41	$1.48	$0.12	$1.60
Diluted	$0.35	$—	$0.35	$0.32	$0.09	$0.41	$0.49	$(0.07)	$0.42	$0.31	$0.10	$0.41	$1.48	$0.12	$1.60

LOSS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.22)	$0.22	$—	$(0.08)	$0.08	$—	$(0.24)	$0.24	$—	$(0.03)	$0.03	$—	$(0.56)	$0.56	$—
Diluted	$(0.21)	$0.21	$—	$(0.08)	$0.08	$—	$(0.23)	$0.23	$—	$(0.03)	$0.03	$—	$(0.56)	$0.56	$—

EARNINGS PER SHARE:
Basic	$0.13	$0.22	$0.35	$0.24	$0.17	$0.41	$0.26	$0.16	$0.42	$0.28	$0.13	$0.41	$0.92	$0.68	$1.60
Diluted	$0.13	$0.21	$0.35	$0.24	$0.17	$0.41	$0.27	$0.16	$0.42	$0.28	$0.13	$0.41	$0.91	$0.68	$1.60

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.9	274.9	274.9	274.7	274.7	274.7	283.3	283.3	283.3	274.9	274.9	274.9	274.9	274.9	274.9

(1)	Charges are related to restructuring, asset impairment and divestitures.

Newell Rubbermaid
Proforma Quarterly Income Statements
Restatement to Reflect the Intended Disposition of the Little Tikes Business
September 11, 2006
The company has updated its segment reporting to reflect the intended disposition of the Little Tikes business, previously reported in the Other segment. The schedule below shows these businesses as part of Discontinued Operations.

	Q1			Q2			Q3			Q4			Full Year
2004	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges	Reported	Charges (1)	Excluding Charges

Net Sales	1,275.9	—	1,275.9	1,491.1	—	1,491.1	1,418.6	—	1,418.6	1,521.5	—	1,521.5	5,707.1	—	5,707.1
GROSS MARGIN	350.4	3.2	353.6	436.7	7.3	444.0	409.3	—	409.3	460.1	—	460.1	1,656.5	10.5	1,667.0
SG&A	(252.1)	—	(252.1)	(271.6)	1.5	(270.1)	(253.9)	—	(253.9)	(272.5)	—	(272.5)	(1,050.1)	1.5	(1,048.6)
Impairment	—	—	—	(19.4)	19.4	—	(244.6)	244.6	—	—	—	—	(264.0)	264.0	—
Restructuring	(6.6)	6.6	—	(14.1)	14.1	—	(0.4)	0.4	—	(7.1)	7.1	—	(28.2)	28.2	—
OPERATING INCOME	91.7	9.8	101.5	131.6	42.3	173.9	(89.6)	245.0	155.4	180.5	7.1	187.6	314.2	304.2	618.4
Non Operating Expense	(33.3)	—	(33.3)	(31.2)	—	(31.2)	(29.1)	—	(29.1)	(22.7)	—	(22.7)	(116.3)	—	(116.3)
Income Taxes	(18.6)	(5.5)	(24.1)	(13.0)	(17.5)	(30.5)	(19.5)	(16.1)	(35.6)	(41.9)	(1.6)	(43.5)	(92.9)	(40.7)	(133.7)

Income from Continuing Operations	39.8	4.3	44.1	87.4	24.8	112.2	(138.2)	228.9	90.7	115.9	5.5	121.4	105.0	263.5	368.4

Discontinued Operations	(114.7)	114.7	—	(26.4)	26.4	—	(88.2)	88.2	—	8.2	(8.2)	—	(221.1)	221.1	—

NET (LOSS) INCOME	(74.9)	119.0	44.1	61.0	51.2	112.2	(226.4)	317.1	90.7	124.1	(2.7)	121.4	(116.1)	484.6	368.4

EARNINGS (LOSS) PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.15	$0.02	$0.16	$0.32	$0.09	$0.41	$(0.50)	$0.83	$0.33	$0.42	$0.02	$0.44	$0.38	$0.96	$1.34
Diluted	$0.14	$0.02	$0.16	$0.32	$0.09	$0.41	$(0.50)	$0.83	$0.33	$0.42	$0.02	$0.44	$0.38	$0.96	$1.34

LOSS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.42)	$0.42	$—	$(0.10)	$0.10	$—	$(0.32)	$0.32	$—	$0.03	$(0.03)	$—	$(0.81)	$0.81	$—
Diluted	$(0.42)	$0.42	$—	$(0.10)	$0.10	$—	$(0.32)	$0.32	$—	$0.03	$(0.03)	$—	$(0.80)	$0.80	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.27)	$0.43	$0.16	$0.22	$0.19	$0.41	$(0.83)	$1.16	$0.33	$0.45	$(0.01)	$0.44	$(0.42)	$1.77	$1.34
Diluted	$(0.27)	$0.43	$0.16	$0.22	$0.19	$0.41	$(0.83)	$1.16	$0.33	$0.45	$(0.01)	$0.44	$(0.42)	$1.76	$1.34

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.5	274.5	274.5	274.5	274.5	274.5	274.4	274.4	274.4	283.5	283.5	283.5	274.7	274.7	274.7

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisitions and divestitures